Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2020	Mar. 31, 2019
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from ILA	$ 13,250	$ 13,480
Intangible assets and deferred costs, net	8,412	8,852
Goodwill	7,191	7,191
Right-of-use (ROU) assets	2,195
Severance pay fund	1,187	1,350
Other	126	195
Other assets	$ 32,361	$ 31,068